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                                                                   EXHIBIT 23(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated January 25, 1996, included in Walden Bancorp, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our firm in this registration statement.

                                            /S/ ARTHUR ANDERSEN LLP
                                            -----------------------
                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
October 30, 1996